Exhibit 1.1

PROFIRE ENERGY, INC.

UNDERWRITING AGREEMENT

June __, 2014

MAXIM GROUP LLC

405 Lexington Avenue

New York, NY 10174

Chardan Capital Markets, LLC

17 State Street, Suite 1600

New York, NY 10004

As Representatives of the Underwriters

named on Schedule A hereto

Ladies and Gentlemen:

Profire Energy, Inc. a Nevada corporation (the “Company”), proposes to sell and issue, subject to the terms and conditions set forth herein, to each of the underwriters listed on Schedule A hereto (each, an “Underwriter” and collectively, the “Underwriters”), for whom Maxim Group LLC and Chardan Capital Markets LLC are acting as representatives (in such capacity, each a “Representative” and collectively, the “Representatives”), an aggregate of ______________ shares (the “Company Firm Shares”) of common stock, $0.001 par value per share, of the Company (the “Common Stock”).  In addition, the Company and certain stockholders of the Company (the “Selling Stockholders”) named in Schedule B hereto severally propose to issue an aggregate of _____________ shares (the “Selling Stockholder Firm Shares “ and collectively with the Company Firm Shares, the “Firm Shares”)  and to grant to the Underwriters an option (the “Over-allotment Option”) to purchase, solely for the purpose of covering over-allotments, up to an additional __________ shares of the Common Stock (the “Option Shares”).  Each Selling Stockholder has agreed to sell the number of Firm Shares set forth opposite such Selling Stockholder’s name in Schedule B hereto and, if and to the extent that the Representatives shall have determined to exercise, on behalf of the Underwriters, the Over-allotment Option, the number Option Shares set forth opposite such Selling Stockholder’s name in Schedule B hereto. The Firm Shares and the Option Shares are collectively referred to below as the “Shares.”  The offering and sale of Shares contemplated by this underwriting agreement (this “Agreement”) is referred to herein as the “Offering.” The Company and the Selling Stockholders are hereinafter sometimes collectively referred to as the “Sellers.”  The Sellers agree with the several Underwriters as set forth below.

1.           Shares; Over-Allotment Option.

(a)           Purchase of Firm Shares. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell, severally and not jointly, to the several Underwriters, an aggregate of ____________ Firm Shares at a purchase price of $_____ per Firm Share (representing a discount of 7% of the public offering price per Firm Share) (the “Per Share Purchase Price”).  The Underwriters, severally and not jointly, agree to purchase from the Company the Firm Shares set forth opposite their respective names on Schedule A attached hereto and made a part hereof.   In addition on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each of the Selling Stockholders agrees to sell to the several Underwriters such number of Firm Shares as is set forth opposite such Selling Stockholder’s name on Schedule B hereto at the a purchase price of $_____ per Firm Share (which is equal to the Per Share Purchase Price).  The Underwriters, severally and not jointly, agree to purchase from the Selling Stockholders the Firm Shares set forth opposite their respective names on Schedule A attached hereto and made a part hereof.

(b)           Payment and Delivery. Delivery and payment for the Firm Shares shall be made at 10:00 a.m., New York time, on the third Business Day following the effective date (the “Effective Date”) of the Registration Statement (as hereinafter defined) (or the fourth Business Day following the Effective Date, if the Registration Statement is declared effective after 4:30 p.m.) or at such earlier time as shall be agreed upon by the Representative and the Company at the offices of the Representative or at such other place as shall be agreed upon by the Representative and the Company. The hour and date of delivery of and payment for the Firm Shares is called the “Closing Date.” The closing of the payment of the purchase price for, and delivery of certificates representing, the Firm Shares is referred to herein as the “Closing.”

(i) Company Firm Shares  Payment for the Company Firm Shares shall be made on the Closing Date by wire transfer in Federal (same day) funds to an account designated by the Company. Any remaining proceeds (less commissions, expense allowance and actual expense payments or other fees payable pursuant to this Agreement) shall be paid to the order of the Company upon delivery to the Representatives certificates (in form and substance satisfactory to the Underwriters) representing the Company Firm Shares (or through the full fast transfer facilities of the Depository Trust Company (the “DTC”)) for the account of the Underwriters. The certificates for the Company Firm Shares shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least two Business Days prior to the Closing Date. The Company will permit the Representatives to examine and package the Company Firm Shares for delivery, at least one full Business Day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Company Firm Shares except upon tender of payment by the Representative for all the Company Firm Shares.

(ii) Selling Stockholder Firm Shares  Payment for Selling Stockholder Firm Shares shall be made on the Closing Date by wire transfer in Federal (same day) funds of the price for the Selling Stockholder Firm Shares being purchased to accounts designated by each Selling Stockholder in accordance with the Power of Attorney and Custody Agreement (as hereinafter defined) upon delivery to the Representatives certificates (in form and substance satisfactory to the Underwriters) representing the Selling Stockholder Firm Shares (or through the full fast transfer facilities of the Depository Trust Company (the “DTC”)) for the account of the Underwriters. The certificates for the Selling Stockholder Firm Shares shall be registered in in such name or names and in such authorized denominations as the Representatives may request in writing at least two Business Days prior to the Closing Date. The Selling Stockholders agree to cause certificates for the Selling Stockholder Firm Shares to be delivered, either directly or through the Selling Stockholder Custodian, pursuant to this Agreement through the facilities of the DTC, New York, New York, or at such other places as may be designated by the Representatives, and to be made available for checking and packaging at the above offices or such other places as may be designated by the Representatives at least one full Business Day prior to the Closing Date.  For purposes of this Agreement the term “Power of Attorney and Custody Agreement” shall mean the Power of Attorney and Custody Agreement dated the date hereof by and among the Company, each of the Selling Stockholders and the Selling Stockholder Custodian (as hereinafter defined).

(c)           Option Shares. For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares, the Selling Stockholders, severally and not jointly, agree to sell to the Underwriters all or any portion of the Option Shares as specified by the Representatives in the notice described in Section 1(d) hereof at a purchase price of $____ per Option Share (which is equal to the Per Share Purchase Price).  Option Shares shall be purchased by each Underwriter from each Selling Stockholder in the proportion that the number of Firm Shares set opposite the name of each Underwriter in Schedule A hereto bears to the total number of Firm Shares purchased (subject to such adjustments to eliminate fractional shares as the Representatives may determine).

(d)           Exercise of Option. The Over-allotment Option may be exercised by the Representatives as to all (at any time) or any part (from time to time) of the Option Shares within 45 days after the Effective Date. The Underwriters will not be under any obligation to purchase any of such Option Shares prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of notice to the Company and the Selling Stockholders from the Representative in writing by overnight mail, facsimile or other form of electronic transmission setting forth the number of Option Shares to be purchased and the date and time for delivery of and payment for the Option Shares, which will not be later than five Business Days after the date of the notice or such other time as shall be agreed upon by the Company, the Selling Stockholders and the Representative, at the offices of the Representative or at such other place as shall be agreed upon by the Company, the Selling Stockholders and the Representative. If such delivery and payment for the Option Shares does not occur on the Closing Date, the date and time of the closing for such Option Shares will be as set forth in the notice (hereinafter the “Option Closing Date”). Upon exercise of the Over-allotment Option, the Selling Stockholders will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth herein, the Underwriters will become obligated to purchase, the number of Option Shares specified in such notice.

(e)           Certain Transfer Procedures for Selling Stockholder Firm Shares and Option Shares  Executed transfer forms for the Selling Stockholder Firm Shares and the Option Shares to be sold by the Selling Stockholders hereunder have been placed in custody, for delivery under this Agreement, under the Power of Attorney and Custody Agreement. Pursuant to the Power of Attorney and Custody Agreement, the Company has power of attorney with respect to the transfer and sale of the Selling Stockholder Firm Shares and the Option Shares to be sold by the Selling Stockholders under this Agreement.  Each Selling Stockholder agrees that the Selling Stockholder Firm Shares and the Option Shares represented by the transfer forms held in custody for the Selling Stockholders are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Selling Stockholder Firm Shares and the Option Shares hereunder, such Shares shall be delivered by the Company’s transfer agent OTC Stock Transfer, Inc. (the “Selling Stockholder Custodian”) in accordance with the terms and conditions of this Agreement and the Power of Attorney and Custody Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Selling Stockholder Custodian shall have received notice of such death or other event or termination

(f)           Payment and Delivery of Option Shares. Payment for Option Shares shall be made on the Option Closing Date by wire transfer in Federal (same day) funds of the price for the Option Shares being purchased to accounts designated by each Selling Stockholder in accordance with the Custody Agreement (as hereinafter defined) against delivery to the Representatives for the respective accounts of the several Underwriters of the Option Shares in the form of certificates for the securities comprising the Option Shares through the facilities of DTC.  The certificates for the Option Shares shall be registered in the name or names and shall be in the denominations the Representatives designate at least one full business day prior to the Option Closing Date.  The Company and Selling Stockholders agree to cause certificates for the Option Shares to be delivered, either directly or through the Selling Stockholder Custodian, pursuant to this Agreement through the facilities of the DTC, New York, New York, or at such other places as may be designated by the Representatives, and to be made available for checking and packaging at the above offices or such other places as may be designated by the Representatives at least one full business day prior to the Option Closing Date.

2.           Representations and Warranties of the Company. The Company represents, warrants and covenants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date:

(a)           The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (Registration No. 333-196462), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Securities which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the “Registration Statement.” If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Common Stock (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Securities have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. The Company has responded to all requests of the Commission for additional or supplemental information. Based on communications from the Commission, no stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Company, if required by the Securities Act and the rules and regulations of the Commission (the “Rules and Regulations”), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the “Prospectus,” except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the exhibits incorporated by reference therein pursuant to the Rules and Regulations on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be. Any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include: (i) the filing of any document under the Securities Exchange Act of 1934, as amended, and together with the Rules and Regulations promulgated thereunder (the “Exchange Act”) after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference, and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).  The Prospectus delivered to the Underwriters for use in connection with the Offering was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T promulgated by the Commission.

(b)           At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed, at all other subsequent times until the completion of the public offer and sale of the Securities, and at the Closing Date, and the Option Closing Date, if any, the Registration Statement and the Prospectus and any amendments thereof and supplements or exhibits thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations, and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein: (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, and at the Applicable Time (as hereinafter defined), such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter contained in the “Underwriting” section of the Prospectus (the “Underwriters’ Information”).

(c)           Since June 30, 2012, the Company has filed all reports, schedules, forms, statements or other documents required to be filed by the Company under the Securities Act or Exchange Act, during the three years preceding the date hereof (the foregoing materials filed during such three-year period, including the exhibits thereto and documents incorporated by reference therein, the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension; as of their respective filing or amendment dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder; and as of their respective filing or amendment dates, the SEC Reports did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           Neither the Company nor any of the Selling Stockholders has distributed and neither the Company nor any of the Selling Stockholders will distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than the Prospectus or other materials permitted by the Securities Act to be distributed by the Company. Unless the Company obtains the prior consent of the Representatives, the Company has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission.

(e)           Each Underwriter agrees that, unless it obtains the prior written consent of the Company, it will not make any offer relating to the Shares that would constitute an Issuer-Represented Free Writing Prospectus or that would otherwise (without taking into account any approval, authorization, use or reference thereto by the Company) constitute a “free writing prospectus” required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act.

(f)           As used in this Agreement, the terms set forth below shall have the following meanings:

(i)           “Applicable Time” means _____p.m. on the date of this Agreement.

(ii)           “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Shares that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Shares or of the Offering that does not reflect the final terms or pursuant to Rule 433(d)(8)(ii) because it is a “bona fide electronic road show,” as defined in Rule 433 under the Securities Act, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

(g)           Sadler Gibb & Associates LLC (the “Auditor”), whose reports relating to the Company and its Subsidiary (as hereinafter defined) are included in the Registration Statement, is an independent registered public accounting firm as required by the Securities Act, the Exchange Act and the Rules and Regulations and, to the Company’s knowledge, such accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”).

(h)           Subsequent to the respective dates as of which information is presented in the Registration Statement and the Prospectus, and except as disclosed in the Registration Statement and the Prospectus: (i) the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock, and (ii) there has been no material adverse change (or, to the knowledge of the Company, any development which has a high probability of involving a material adverse change in the future), whether or not arising from transactions in the ordinary course of business, in or affecting: (A) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and its Subsidiary, taken as a whole; (B) the long-term debt or capital stock of the Company or its Subsidiary; or (C) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus (a “Material Adverse Change”). Since the date of the latest balance sheet presented in the Registration Statement, and the Prospectus, neither the Company nor its Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Subsidiary taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Registration Statement and the Prospectus.

(i)           As of the dates indicated in the Registration Statement and the Prospectus, the authorized, issued and outstanding shares of capital stock of the Company were as set forth in the Registration Statement and the Prospectus in the column headed “Actual” under the section thereof captioned “Capitalization” and, after giving effect to the Offering and the other transactions (excluding the offer and sale of the Option Shares) contemplated by this Agreement, the Registration Statement and the Prospectus, will be as set forth in the column headed “As Adjusted” in such section.  All of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or, any similar right that does or will entitle any Person (as defined below), upon the issuance or sale of any security, to acquire from the Company or any Subsidiary any Relevant Security. As used herein, the term “Relevant Security” means any shares of Common Stock or other security of the Company or any Subsidiary that is convertible into, or exercisable or exchangeable for shares of Common Stock or equity securities, or that holds the right to acquire any shares of Common Stock or equity securities of the Company or any Subsidiary or any other such Relevant Security.  As used herein, the term “Person” means any foreign or domestic individual, corporation, trust, partnership, joint venture, limited liability company or other entity. Except as set forth in, or contemplated by, the Registration Statement and the Prospectus, on the Effective Date and on the Closing Date, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued shares of Common Stock or any security convertible into shares of Common Stock, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or convertible securities.

(j)           The Shares have been duly authorized and, in the case of the Company Firm Shares, reserved for issuance and, when issued and paid for, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or any similar right that does or will entitle any Person to acquire any Relevant Security from the Company or any Subsidiary upon issuance or sale of the Shares in the Offering. The Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus. Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

(k)           Except for Profire Combustion, Inc., an Alberta Canada corporation  (the “Subsidiary”), the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. All of the issued and outstanding shares of capital stock of the Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly by the Company, free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any “Lien”).  No director, officer or key employee of the Company named in the Prospectus holds any direct equity, debt or other pecuniary interest in the Subsidiary or any Person with whom the Company or any Subsidiary does any material business or is in privity of contract with, other than, in each case, indirectly through the ownership by such individuals of shares of Common Stock or ownership of less than 1% of the outstanding equity securities of such Person.

(l)           Each of the Company and the Subsidiary has been duly incorporated, formed or organized, and validly exists as a corporation in good standing under the laws of its jurisdiction of incorporation, formation or organization. Each of the Company and the Subsidiary has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement and the Prospectus, and to own, lease and operate its respective properties. Each of the Company and the Subsidiary is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) would not reasonably be expected to have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and the Subsidiary, taken as a whole; (ii) the long-term debt or capital stock of the Company or the Subsidiary; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus (any such effect being a “Material Adverse Effect”).

(m)           Neither the Company nor the Subsidiary: (i) is in violation of its certificate or articles of incorporation, memorandum and articles of association, by-laws, certificate of formation, limited liability company agreement, joint venture agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except in the case of clauses (ii) and (iii) where such violation or default, as the case may be, would not have or reasonably be expected to result in a Material Adverse Effect.

(n)           The Company has full right, power and authority to execute and deliver this Agreement, the Power of Attorney and Custody Agreement and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement. The Company has duly and validly authorized this Agreement, the Power of Attorney and Custody Agreement and each of the transactions contemplated thereby. Each of this Agreement and the Power of Attorney and Custody Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(o)           The execution, delivery, and performance of this Agreement, the Power of Attorney and Custody Agreement and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement, and consummation of the transactions contemplated by this Agreement and the Power of Attorney and Custody Agreement do not and will not: (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or the Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary or their respective properties, operations or assets may be bound or (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or the Subsidiary, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except in the case of subsections (i) and (iii) for any default, conflict or violation that would not have or reasonably be expected to have a Material Adverse Effect.

(p)           Except as disclosed in the Registration Statement and the Prospectus, each of the Company and the Subsidiary has all consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), required to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement and the Prospectus, and each such Consent is valid and in full force and effect, except where such failure would not have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor the Subsidiary has received notice of any investigation or proceedings which results in or, if decided adversely to the Company or the Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. No Consent contains a materially burdensome restriction that is inadequately disclosed in the Registration Statement and the Prospectus in violation of applicable law.

(q)           Each of the Company and the Subsidiary is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except for any non-compliance the consequences of which would not have or reasonably be expected to have a Material Adverse Effect. Neither the Company, nor any of its Affiliates (within the meaning of Rule 144 under the Securities Act) (“Affiliates”) has received any notice or other information from any regulatory or other legal or governmental agency which could reasonably be expected to result in any default or potential decertification by the Company, or any of its Affiliates.

(r)           No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic is required for the execution, delivery and performance by the Company of this Agreement or the Power of Attorney and Custody Agreement or the Company’s consummation of each of the transactions contemplated by this Agreement or the Power of Attorney and Custody Agreement, including the issuance, sale and delivery of the Shares to be issued, sold and delivered hereunder, except the registration under the Securities Act of the Shares, which has become effective, and such Consents as may be required under state securities or blue sky laws or the by-laws and rules of the NASDAQ Capital Market, where the shares of Common Stock have been approved for listing, and the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the purchase and distribution of the Shares by the Underwriters, each of which has been obtained and is in full force and effect.

(s)           Except as disclosed in the Registration Statement and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or the Subsidiary is a party or of which any property, operations or assets of the Company or the Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or the Subsidiary, would reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, no such proceeding, litigation or arbitration is threatened or contemplated.

(t)           The financial statements, including the notes thereto, and the supporting schedules included in the Registration Statement, the Prospectus and the SEC Reports comply in all material respects with the requirements of the Securities Act and the Exchange Act, and present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated Subsidiary. Except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except in the case of unaudited financials which are subject to normal year-end adjustments and do not contain certain footnotes. The supporting schedules included in the Registration Statement and the Prospectus present fairly the information required to be stated therein. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement or the Prospectus. The other financial and statistical information included in the Registration Statement and the Prospectus present fairly the information included therein and, have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein.

(u)           There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement and the Prospectus in accordance with Regulation S-X which have not been included as so required. The pro forma and as adjusted financial information included in the Registration Statement and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Shares Act and the Rules and Regulations and include all adjustments necessary to present fairly in accordance with GAAP the pro forma and as adjusted financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified. The assumptions used in preparing the pro forma and as adjusted financial information included in the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein. The related pro forma and as adjusted adjustments give appropriate effect to those assumptions; and the pro forma and as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(v)           The statistical, industry-related and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(w)           The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company, including its Subsidiary, is made known to the principal executive officer and the principal financial officer. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement and in the Prospectus.

(x)           Except as disclosed in the Registration Statement and the Prospectus, each of the Company and the Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as described in the Registration Statement, the Prospectus or in the SEC Reports, since March 31, 2011, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(y)           Except as disclosed in the Registration Statement and the Prospectus, as of the Closing Date the Company’s board of directors has validly appointed an audit committee whose composition satisfies the requirements of the rules and regulations of the Nasdaq Stock Market and the board of directors and/or audit committee has adopted a charter that satisfies the requirements of the rules and regulations of the Nasdaq Stock Market. The audit committee has reviewed the adequacy of its charter within the past twelve months. Except as disclosed in the Registration Statement and the Prospectus, neither the board of directors nor the audit committee has been informed, nor is any director of the Company aware, of: (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(z)           Neither the Company nor any of its Affiliates has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

(aa)           Neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Shares pursuant to the Registration Statement. Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any of its Affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or Regulation S under the Securities Act, other than shares of Common Stock issued pursuant to employee benefit plans, qualified stock option plans or employee compensation plans or pursuant to outstanding options, rights or warrants as described in the Registration Statement and the Prospectus.

(bb)           All information contained in the questionnaires completed by each of the Company’s officers and directors immediately prior to the Offering and provided to the Representatives as well as the biographies of such individuals in the Registration Statement is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the questionnaires completed by the directors and officers to become inaccurate and incorrect.

(cc)           No director or officer of the Company is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be and act in his respective capacity of the Company.

(dd)           Except as disclosed in the Registration Statement and the Prospectus, no holder of any securities of the Company or any Relevant Security has any rights to require the Company to register any such securities under the Securities Act as part or on account of, or otherwise in connection with, the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

(ee)           The conditions for use of Form S-1 to register the Offering under the Securities Act, as set forth in the General Instructions to such Form, have been satisfied.

(ff)           The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

(gg)           No relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any Affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as described in the Registration Statement and the Prospectus. The Company has not, in violation of Sarbanes-Oxley directly or indirectly, including through the Subsidiary (other than as permitted under Sarbanes-Oxley for depositary institutions), extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(hh)           The Company is in material compliance with the provisions of Sarbanes-Oxley and the Rules and Regulations promulgated thereunder and related or similar rules and regulations promulgated by the Nasdaq Stock Market or any other governmental or self-regulatory entity or agency, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect. Without limiting the generality of the foregoing: (i) all members of the Company’s board of directors who are required to be “independent” (as that term is defined under applicable laws, rules and regulations), including, without limitation, all members of the audit committee of the Company’s board of directors, meet the qualifications of independence as set forth under applicable laws, rules and regulations and (ii) the audit committee of the Company’s board of directors has at least one member who is an “audit committee financial expert” (as that term is defined under applicable laws, rules and regulations).

(ii)           Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any Person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement or, to the Company’s knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiary or Affiliates that may affect the Underwriters’ compensation as determined by FINRA.

(jj)           Each of the Company and the Subsidiary owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration Statement and the Prospectus. Each of the Company and the Subsidiary has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all Liens except such as are described in the Registration Statement and the Prospectus or such as do not (individually or in the aggregate) materially affect the business or prospects of the Company or the Subsidiary. Any real property and buildings held under lease or sublease by the Company and the Subsidiary are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiary. Neither the Company nor the Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or the Subsidiary.

(kk)           Each of the Company and the Subsidiary: (i) owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, (“Intellectual Property”) necessary for the conduct of its respective business as being conducted and as described in the Registration Statement and the Prospectus and (ii) has no knowledge that the conduct of its respective business does or will conflict with, and neither the Company nor the Subsidiary has received any notice of any claim of conflict with, any such right of others. Except as set forth in the Registration Statement or the Prospectus or for which such disclosure is not required to be disclosed in the Registration Statement or the Prospectus, neither the Company nor any Subsidiary has granted or assigned to any other Person any right to sell the current products and services of the Company and the Subsidiary or those products and services described in the Registration Statement and the Prospectus. To the Company’s best knowledge, there is no infringement by third parties of any such Intellectual Property; there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or any Subsidiary’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or the Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

(ll)           The agreements and documents described in the Registration Statement, the Prospectus and the SEC Reports conform to the descriptions thereof contained therein and there are no agreements or other documents required to be described in the Registration Statement or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company or the Subsidiary is a party or by which its respective property or business is or may be bound or affected and (i) that is referred to in the Registration Statement or the Prospectus or attached as an exhibit thereto, or (ii) is material to the Company’s  or the Subsidiary’s business, has been duly and validly executed by the Company or the Subsidiary, is in full force and effect in all material respects and is enforceable against the Company or the Subsidiary and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the foreign, federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and none of such agreements or instruments has been assigned by the Company, and neither the Company, the Subsidiary nor, to the Company’s knowledge, any other party is in breach or default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder. To the Company’s knowledge, performance by the Company or the Subsidiary of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company, the Subsidiary or any of their respective assets or businesses, including, without limitation, those relating to environmental laws and regulations, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

(mm)           No securities of the Company have been sold by the Company for the three years preceding the filing of the Registration Statement, except as disclosed in the Registration Statement and the Prospectus, and no securities of the Company have been sold by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company, except as disclosed in any Section 16 reports filed with respect to such persons.

(nn)           The disclosures in the Registration Statement and the Prospectus concerning the effects of foreign, federal, state and local regulation on the business of the Company and the Subsidiary as currently contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(oo)           Each of the Company and the Subsidiary has accurately prepared and filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or the Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company’s or the Subsidiary’s federal, state, local or foreign taxes is pending or, to the Company’s knowledge, threatened. The accruals and reserves on the books and records of the Company and the Subsidiary in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the Company’s most recent audited financial statements, the Company and the Subsidiary have not incurred any liability for taxes other than in the ordinary course of its respective business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or the Subsidiary.

(pp)           No labor disturbance by the employees of the Company or the Subsidiary currently exists or, to the Company’s knowledge, is likely to occur.  Neither the Company nor the Subsidiary is in material breach of the terms of any collective bargaining agreement to which it is a party.

(qq)           The Company and the Subsidiary are in compliance in all material respects with the applicable requirements of the U.S. Federal Trade Commission (the “FTC”) and equivalent foreign commissions and agencies governing advertising, product promotion and with other applicable provisions of federal, state, local and other U.S. and foreign laws and regulations applicable to their businesses as presently conducted.

(rr)           Except as disclosed in the Registration Statement and the Prospectus, the Company and the Subsidiary have at all times operated their respective businesses in material compliance with all Environmental Laws (as hereinafter defined), and no material expenditures are or will be required in order to comply therewith. Neither the Company nor the Subsidiary has received any notice or communication that relates to or alleges any actual or potential violation or failure to comply with any Environmental Laws that could reasonably be expected to result in a Material Adverse Effect. As used herein, the term “Environmental Laws” means all applicable laws and regulations, including any licensing, permits or reporting requirements, and any action by a federal state or local government entity pertaining to the protection of the environment, protection of public health, protection of worker health and safety, or the handling of hazardous materials, including without limitation, the Clean Air Act, 42 U.S.C. § 7401, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. § 9601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 690-1, et seq., and the Toxic Substances Control Act, 15 U.S.C. § 2601, et seq.

(ss)           Except as set forth in the Registration Statement or the Prospectus, neither the Company nor the Subsidiary is a party to an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”) which: (i) is subject to any provision of ERISA and (ii) is or was at any time maintained, administered or contributed to by the Company or the Subsidiary and covers any employee or former employee of the Company or the Subsidiary or any ERISA Affiliate (as defined hereafter). These plans are referred to collectively herein as the “Employee Plans.” For purposes of this Section, “ERISA Affiliate” of any person or entity means any other person or entity which, together with that person or entity, could be treated as a single employer under Section 414(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or is an “affiliate,” whether or not incorporated, as defined in Section 407(d)(7) of ERISA, of the person or entity.

(tt)           The Registration Statement and the Prospectus identify each material employment, severance or other similar agreement, arrangement or policy and each material plan or arrangement providing for insurance coverage (including any self-insured arrangements), workers’ compensation, disability benefits, severance benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation, or post-retirement insurance, compensation or benefits which: (i) is not an Employee Plan, (ii) is entered into, maintained or contributed to, as the case may be, by the Company or the Subsidiary or any of their respective ERISA Affiliates, and (iii) covers any officer or director or former officer or director of the Company or the Subsidiary or any of their respective ERISA Affiliates. These contracts, plans and arrangements are referred to collectively in this Agreement as the “Benefit Arrangements.” Each Benefit Arrangement has been maintained in substantial compliance with its terms and with requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to that Benefit Arrangement.

(uu)           Except as set forth in the Registration Statement and the Prospectus, neither the Company nor the Subsidiary is a party to or subject to any employment contract or arrangement providing for annual future compensation, or the opportunity to earn annual future compensation (whether through fixed salary, bonus, commission, options or otherwise) of more than $120,000 to any named executive officer or director.

(vv)           Neither the execution of this Agreement nor consummation of the Offering constitutes a triggering event under any Employee Plan or any other employment contract, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (of severance pay or otherwise), acceleration, increase in vesting, or increase in benefits to any current or former participant, employee or director of the Company or the Subsidiary.

(ww)           No “prohibited transaction” (as defined in either Section 406 of the ERISA or Section 4975 of Code), “accumulated funding deficiency” (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA has occurred with respect to any employee benefit plan for which the Company or the Subsidiary would have any liability; each employee benefit plan of the Company or the Subsidiary is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; and each employee benefit plan of the Company or the Subsidiary that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

(xx)           Neither the Company, the Subsidiary nor, to the Company’s knowledge, any of their respective employees or agents has at any time during the last five (5) years: (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official or other Person charged with similar public or quasi-public duties, other than payments that are not prohibited by the laws of the United States of any jurisdiction thereof.

(yy)           The Company has not offered, or caused the Underwriters to offer, the Shares to any Person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company or the Subsidiary to alter the customer’s or supplier’s level or type of business with the Company or the Subsidiary or (ii) a journalist or publication to write or publish favorable information about the Company, the Subsidiary or any of their respective products or services.

(zz)           The operations of the Company and its Subsidiary are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements and money laundering statutes of the United States and, to the Company’s knowledge, all other jurisdictions to which the Company and its Subsidiary are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(aaa)           Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee, Subsidiary or Affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(bbb)           Except as described in the Registration Statement and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any officer director or stockholder of the Company (each, an “Insider”) with respect to the sale of the Shares hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its shareholders that may affect the Underwriter’s compensation, as determined by FINRA. Except as described in the Registration Statement and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any FINRA member; or (iii) to any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the 180 days prior to the Effective Date, other than the prior payment of $35,000 to the Representatives as provided hereunder in connection with the Offering. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein. No officer, director or any beneficial owner of 5% of more of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) (any such individual or entity, a “Company Affiliate”) has any direct or indirect affiliation or association with any FINRA member (as determined in accordance with the rules and regulations of FINRA); no Company Affiliate is an owner of stock or other securities of any member of FINRA (other than securities purchased on the open market); no Company Affiliate has made a subordinated loan to any member of FINRA; and no proceeds from the sale of the Shares (excluding underwriting compensation as disclosed in the Registration Statement or Prospectus) will be paid to any FINRA member, or any persons associated with or affiliated with any member of FINRA. Except as disclosed in the Registration Statement or the Prospectus, the Company has not issued any warrants or other securities or granted any options, directly or indirectly, to anyone who is a potential underwriter in the offering or a related person (as defined by FINRA rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement; no person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of FINRA; and no FINRA member participating in the offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a member of FINRA and/or its associated persons, parent or affiliates in the aggregate beneficially own 5% or more of the Company’s outstanding subordinated debt or common equity, or 5% or more of the Company’s preferred equity. “FINRA member participating in the offering” includes any associated person of a FINRA member that is participating in the offering, any member of such associated person’s immediate family and any affiliate of a FINRA member that is participating in the offering.

(ccc)           None of the Company, the Subsidiary or their respective directors or officers or, to the best knowledge of the Company, any agent, employee, affiliate or other person acting on behalf of the Company has engaged in any activities sanctionable under the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the Iran Sanctions Act of 1996, the National Defense Authorization Act for Fiscal Year 2012, the Iran Threat Reduction and Syria Human Rights Act of 2012 or any Executive Order relating to any of the foregoing (collectively, and as each may be amended from time to time, the “Iran Sanctions”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of engaging in any activities sanctionable under the Iran Sanctions.

(ddd)           As used in this Agreement, references to matters being “material” with respect to the Company or its Subsidiary shall mean a material event, change, condition, status or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, prospects, operations or results of operations of the Company or the Subsidiary, either individually or taken as a whole, as the context requires.

(eee)           As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the officers and directors of the Company and the Subsidiary who are named in the Prospectus, with the assumption that such officers and directors shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as officers, directors or managers of the Company or the Subsidiary).

(fff)           Any certificate signed by or on behalf of the Company and delivered to the Underwriters or to Loeb & Loeb LLP (“Underwriters’ Counsel”) shall be deemed to be a representation and warranty by the Company to each Underwriter listed on Schedule A hereto as to the matters covered thereby.

3.           Representations, Warranties and Covenants of the Selling Stockholders. Each Selling Stockholder represents and warrants to and agrees with each of the Underwriters that:

(a)           This Agreement and the Power of Attorney and Custody Agreement have each been duly authorized, executed and delivered by such Selling Stockholder and each of this Agreement and the Power of Attorney and Custody Agreement is a valid and binding agreement of such Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(b)           Such Selling Stockholder has, and on the Option Closing Date will have, good and marketable title to the Selling Stockholder Firm Shares and the Option Shares to be sold by such Selling Stockholder hereunder, free and clear of any mortgage, pledge, lien, encumbrance, security interest or equity whatsoever, and has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Selling Stockholder Firm Shares and the Option Shares to be delivered by such Selling Stockholder on the Closing Date or the Option Closing Date, as the case may be; and upon the delivery of and payment for such Selling Stockholder Firm Shares and Option Shares in accordance with this Agreement, the Underwriters will acquire valid and unencumbered title to such Selling Stockholder Firm Shares and Option Shares.

(c)           The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under this Agreement and the Power of Attorney and Custody Agreement signed by such Selling Stockholder relating to the deposit of the Selling Stockholder Firm Shares and Option Shares to be sold by such Selling Stockholder hereunder will not contravene any provision of applicable law, or the organizational documents of such Selling Stockholder (if such Selling Stockholder is an entity), or any agreement or other instrument binding upon such Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, and no governmental authorization of any government agency is required for the performance by such Selling Stockholder of its obligations under this Agreement or the Power of Attorney and Custody Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of such Selling Stockholder Firm Shares and Option Shares.

(d)           The statements in the sections entitled “Principal and Selling Stockholders” relating to such Selling Stockholder in the Registration Statement and the Prospectus did not and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)           The sale of the Selling Stockholder Firm Shares and Option Shares by such Selling Stockholder pursuant to this Agreement is not prompted by any material information concerning the Company or its Subsidiary that is not set forth the Registration Statement and the Prospectus.

(f)           Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this Offering.

(g)           Such Selling Stockholder has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(h)           Upon initiation of payment for the Selling Stockholder Firm Shares and Option Shares sold by such Selling Stockholder under the Power of Attorney and Custody Agreement and this Agreement and the delivery by such Selling Stockholder to DTC or its agent of such Selling Stockholder Firm Shares and Option Shares in book entry form to a securities account maintained by the Underwriters at DTC or its nominee, and payment therefor in accordance with this Agreement, the Underwriters will acquire a securities entitlement (within the meaning of Section 8 of the Uniform Commercial Code (the “UCC”)) with respect to such Selling Stockholder Firm Shares and Option Shares, and no action based on an “adverse claim” (as defined in UCC Section 8) may be asserted against the Underwriters with respect to such security entitlement if, at such time, the Underwriters do not have notice of any adverse claim within the meaning of UCC Section 8.

(i)           Such Selling Stockholder has previously provided a selling stockholder questionnaire (the “Questionnaire”) that was completed by such Selling Stockholder and submitted to the Company on or before the date hereof and it does not, and as of the Closing Date and the Option Closing Date will not, contain any untrue statement of material fact nor does it omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(j)           Except as disclosed in the Registration Statement and the Prospectus, such Selling Stockholder has no affiliations or associations with any member of the FINRA; and none of the proceeds received by such Selling Stockholder from the sale of the Selling Stockholder Firm Shares and Option Shares to be sold by such Selling Stockholder hereunder will be paid to a member of the FINRA or any affiliate (or person “associated with,” as such terms are used in the rules of the FINRA).

(k)           No transaction, transfer or withholding taxes or duties are payable by or on behalf of the Underwriters in connection with (i) the sale of the Selling Stockholder Firm Shares and Option Shares by such Selling Stockholder, (ii) the delivery of such Selling Stockholder Firm Shares and Option Shares to or for the account of the Underwriters, (iii) the purchase from such Selling Stockholder and the initial sale and delivery by the Underwriters of such Selling Stockholder Firm Shares and Option Shares to purchasers thereof or (iv) the execution and delivery by such Selling Stockholder of the Power of Attorney and Custody Agreement.

(l)           Such Selling Stockholder has not distributed and will not distribute, prior to the later of the latest Option Closing Date and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares, including any free writing prospectus.

(m)           Such Selling Stockholder agrees that it shall be responsible for all taxes as well as all applicable compliance and regulatory obligations related to such taxes which may arise from or in connection with the sale of the Selling Stockholder Firm Shares and Option Shares by such Selling Stockholder.  Such Selling Stockholder will indemnify and hold harmless the Underwriters against any tax, including any interest and penalties, on the issue and sale of the Selling Stockholder Firm Shares and Option Shares by such Selling Stockholder.

(n)           The Selling Stockholder Firm Shares and Option Shares to be sold by such Selling Stockholder pursuant to this Agreement are subject to the interest of the Underwriters and the obligations of such Selling Stockholder under this Agreement, when executed, shall not be terminated by any act of such Selling Stockholder, by operation of law, by the death or incapacity of such Selling Stockholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.

(o)           As of the date of this Agreement, such Selling Stockholder has deposited, or caused to be deposited on its behalf, the Selling Stockholder Firm Shares and Option Shares to be sold by such Selling Stockholder in accordance with this Agreement  and the Power of Attorney and Custody Agreement.

(p)           Such Selling Stockholder agrees to procure delivery to the Representatives on or prior to the Closing Date of a properly completed and executed U.S. Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

(q)           Such Selling Stockholder will not (and will cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares.

(r)           Such Selling Stockholder will cooperate to the extent necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest practical time and to do and perform all things to be done and performed under this Agreement prior to the Closing Date and the Option Closing Date and to satisfy all conditions precedent of such Selling Stockholder to the delivery of the Selling Stockholder Firm Shares and Option Shares to be sold by such Selling Stockholder pursuant to this Agreement.

4.           Covenants of the Company The Company acknowledges, covenants and agrees with the Underwriters that:

(a)           The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Representative of such timely filing.

(b)           During the period beginning on the date hereof and ending on the later of the Closing Date or such date as, in the opinion of Underwriters’ Counsel, the Prospectus is no longer required by law to be delivered (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act is no longer required to be provided), in connection with sales by an underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement or the Prospectus, the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representatives reasonably object within 36 hours of delivery thereof to the Representatives and Underwriters’ Counsel.

(c)           After the date of this Agreement, the Company shall promptly advise the Representatives in writing of (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any prospectus or the Prospectus, (iii) the time and date that any post-effective amendment to the Registration Statement becomes effective, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending its use or the use of any prospectus, the Prospectus or any Issuer-Represented Free Writing Prospectus, or of any proceedings to remove, suspend or terminate from listing the Common Stock from any securities exchange upon which it is listed for trading, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable best efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b)).

(d)           During the Prospectus Delivery Period, the Company will comply as far as it is able with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof, the Registration Statement and the Prospectus. If during such period any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Underwriter or Underwriters’ Counsel to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus in order to comply with the Shares Act or the Exchange Act, the Company will promptly notify the Representatives and will amend the Registration Statement or supplement the Prospectus or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(e)           The Company will promptly deliver to the Representatives and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five (5) years after the date of filing thereof. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents which are exhibits to the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as the Underwriters may reasonably request. Prior to 10:00 a.m., New York time, on the Business Day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Underwriters may reasonably request.

(f)           The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act; provided that such Preliminary Prospectus was filed with the Commission on or after __________, 2014.

(g)           If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the Securities Act by the earlier of: (i) 10:00 p.m., New York City time, on the date of this Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).

(h)           The Company will use its best efforts, in cooperation with the Representatives, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such domestic jurisdictions as the Representatives may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process or to subject itself to taxation if it is otherwise not so subject.

(i)           The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(j)           The Company hereby grants the Representatives, effective upon the date of commencement of sales of the Shares and continuing for a period of six (6) months thereafter, the right of participation to act as co-lead managing underwriters and bookrunners or minimally as co-lead managers and co-bookrunners and/or co-lead placement agents with at least 33.0% of the economics to be divided between them, for any and all future equity, equity-linked or debt offerings(excluding commercial bank debt) undertaken by the Company or any successor to or subsidiary of the Company during the six (6) month period following the Closing Date.  The Company shall provide written notice to the Representatives with the terms of any such offering(s) and shall offer the Representatives compensation no less favorable, as a proportion of the total offering amount, than that offered to the Representative in this Offering.  If the Representatives fail to accept in writing any such proposal for within 5 business days after receipt of a written notice from the Company containing such proposal, then Representatives will have no claim or right with respect to any such sale contained in any such notice.

(k)           Schedule C hereto contains a list of all of the Company’s directors, officers and other beneficial holders of seven percent (7%) or more of the Company’s outstanding Common Stock and securities exercisable for or convertible into shares of Common Stock, as of the Effective Date (the “Lock-Up Parties”).   For a period of 180 days following the Closing Date, each of the Lock-Up Parties shall not sell or otherwise dispose of more than one percent (1%) of the outstanding shares of Common Stock of the Company, whether publicly or privately during any fiscal quarter of the Company, subject to certain exceptions contained in the Lock-Up Agreements (as hereinafter defined). The Company will deliver to the Representatives the agreements of each of the Lock-Up Parties to the foregoing effect prior to the date of this Agreement (the “Lock-Up Agreements”), which Lock-Up Agreements shall be substantially in the form attached hereto as Annex I.

(l)           Prior to the Closing Date, the Company shall have procured and shall maintain “key man” life insurance with an insurer rated as least AA or better in the most recent edition of “Best’s Life Reports” and in an amount of [$2,500,000] with the Company as sole beneficiary thereof, on the life of [Andrew Limpert].

(m)           The Company will not issue press releases or engage in any other publicity, without the Representative’s prior written consent, for a period ending at 5:00 p.m. Eastern time on the first Business Day following the fortieth (40th) day following the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business, or as required by law.

(n)           As of the Closing Date, the Company shall have engaged a reasonable and professional financial public relations firm in accordance with industry standards.

(o)           The Company will retain a transfer agent reasonably acceptable to the Representative for a period of three (3) years following the Closing Date, OTC Stock Transfer, Inc. being reasonably acceptable to the Representative.

(p)           The Company will apply the net proceeds from the sale of the Company Firm Shares as set forth under the caption “Use of Proceeds” in the Prospectus. Without the written consent of the Representatives, no proceeds of the Offering will be used to pay principal on outstanding loans from officers, directors or stockholders.

(q)           The Company will use its best efforts to effect and maintain the listing of the Shares on the Nasdaq Capital Market or other national securities exchange for at least three (3) years after the Closing Date, except as a result of a transaction approved by the holders of a majority of the shares of Common Stock of the Company issued and outstanding immediately prior to any such transaction.

(r)           For a period of at least three (3) years from the Closing Date, the Company shall retain a nationally recognized PCAOB registered independent public accounting firm reasonably acceptable to the Representatives.  The Representatives acknowledge that the Auditor is acceptable to the Representatives.

(s)           The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

(t)           The Company will use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date, and to satisfy all conditions precedent to the delivery of the Shares.

(u)           The Company will not take, and will cause its Affiliates, including the Selling Stockholders not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

(v)           The Company shall cause to be prepared and delivered to the Representative, at its expense, within one (1) Business Day from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Shares for at least the period during which a Prospectus relating to the Shares is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time).

(w)           The Company represents and agrees that, unless it obtains the prior written consent of the Representative, and the Representative represents and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission.  Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and if the Company determines that it will use an issuer free writing prospectus, the Company will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

5.           Payment of Expenses.

(a)           Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses relating to the Offering including the following:

(1)
all expenses in connection with the preparation, printing, formatting for EDGAR and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers;

(2)	all fees and expenses in connection with filing of the Registration Statement and Prospectus with the Commission;

(3)	all fees and expenses in connection with filings with FINRA;

(4)	all fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering;

(5)	all fees and expenses in connection with listing the Shares on the Nasdaq Capital Market;

(6)	all fees, expenses and disbursements relating to the registration or qualification of the Shares under the “blue sky” securities laws;

(7)
all reasonable travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares;

(8)	any stock transfer taxes or other taxes incurred in connection with this Agreement;

(9)	the cost or preparing, printing and delivering certificates representing the Shares;

(10)	the fees and expenses of any transfer agent for the Shares;

(11)	the fees and expenses of the Selling Stockholders;

(12)	fees of Underwriters’ Counsel;

(13)
any reasonable cost and expenses in conducting background checks of the Company’s officers and directors by a background search firm acceptable to the Representative up to a maximum amount of $4,200; and

(14)	all other costs, fees and expenses incident to the performance of the Company obligations hereunder which are not otherwise specifically provided for in this Section 5;

provided, however, that the maximum amount of fees, costs and expenses incurred by the Representatives that the Company shall be responsible for shall be $175,000, of which $125,000 will be used to pay the fees of Underwriters’ Counsel.  The Company and the Representatives acknowledge that the Company has previously paid to the Representatives an advance in an amount of $35,000 (the “Advance”) against the Representatives’ out-of pocket expenses.

(b)           Notwithstanding anything to the contrary in this Section 5, in the event that this Agreement is terminated by the Company, other than for cause, the Company will pay the out-of pocket expenses actually incurred as allowed under FINRA Rule 5110 by the Underwriters through the date of such termination (including the fees and disbursements of Underwriters’ Counsel) less the Advance previously paid.  In addition, in the event that this Agreement is terminated by the Company, even though the Representatives were prepared to proceed with the Offering, the Company agrees that for a period of six (6) months from the date of such termination, if the Company sells securities to parties introduced to it by the Representatives in connection with the Offering (“Introduced Parties”) that the Company shall pay to the Representatives seven percent (7%) of the gross proceeds of the sale of such securities to such Introduced Parties. For purposes of this Section 5(b), “cause” shall mean the material failure of Maxim and Chardan to provide the underwriting services contemplated by this agreement or the Underwriting Agreement.

(c)           Notwithstanding anything to the contrary in this Section 5, in the event that this Agreement is terminated pursuant to Section 11(b) hereof, or subsequent to a Material Adverse Change, the Company will pay the out-of pocket expenses actually incurred as allowed under FINRA Rule 5110 by the Underwriters (including the fees and disbursements of Underwriters’ Counsel) in an aggregate amount not to exceed $175,000 (of which $125,000 will be used to pay the fees of Underwriters’ Counsel) less the Advance previously paid.

(d)           It is understood that except as provided in this Section 5, and Sections 7, 8 and 11(d) hereof, the Underwriters will pay all of their own costs and expenses.

6.           Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares or the Option Shares, as the case may be, as provided herein shall be subject to: (i) the accuracy of the representations and warranties of the Company and the Selling Stockholders herein contained, as of the date hereof, as of the Closing Date and as of the Option Closing Date, (ii) the absence from any certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 of any misstatement or omission, (iii) the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and (iv) each of the following additional conditions. For purposes of this Section 6 only, the terms “Closing Date” and “Closing” shall refer to the Closing Date for the Firm Shares and the Option Closing Date for the Option Shares, as the case may be, and each of the foregoing and following conditions must be satisfied as of each Closing.

(a)           The Registration Statement shall have become effective and all necessary regulatory or listing approvals shall have been received not later than 5:30 p.m., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representative. If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms hereof and a form of the Prospectus containing information relating to the description of the Shares and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date or the actual time of the Closing, no stop order suspending the effectiveness of the Registration Statement or any part thereof, or any amendment thereof, nor suspending or preventing the use of the Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus, or otherwise) shall have been complied with to the Representatives’ satisfaction; and FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(b)           The Representatives shall not have reasonably determined, and advised the Company, that the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto contains an untrue statement of fact which, in the Representatives’ reasonable opinion, is material, or omits to state a fact which, in the Representatives’ reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(c)           The Representatives shall have received the favorable written opinions, including, without limitation, negative assurance letters of (a) Dorsey & Whitney LLP the legal counsel for the Company and (b) Lawson Lundell LLP, Canadian legal counsel for the Subsidiary, each dated as of the Closing Date addressed to the Representative in the forms attached hereto as Annex II  and Annex III respectively.

(d)           The Representatives shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of each Closing Date to the effect that: (i) the condition set forth in subsection (a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the applicable Closing Date, the representations and warranties of the Company set forth in Sections 1 and 2 hereof are accurate, (iii) as of the applicable Closing Date, all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company and the Subsidiary have not sustained any material loss or interference with their respective businesses, whether or not covered by insurance, or from any labor dispute or disruption or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included or incorporated by reference in the Registration Statement and the Prospectus pursuant to the Rules and Regulations which are not so included or incorporated by reference, and (vii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any Material Adverse Change or any event that is reasonably likely to result in a Material Adverse Change, whether or not arising from transactions in the ordinary course of business.

(e)           The Representatives shall have received a certificate of each of the Selling Stockholders, dated as of each Closing Date to the effect that: (i) as of the date hereof and as of the applicable Closing Date, the representations and warranties of the Company set forth in Sections 3 hereof are accurate and (ii) as of the applicable Closing Date, all agreements, conditions and obligations of the Selling Stockholders to be performed or complied with hereunder on or prior thereto have been duly performed or complied with.

(f)           On the date of this Agreement , the Representative shall have received a “cold comfort” letter from the Auditor (and as to any Closing Date, a bring-down letter) as of the date of delivery and addressed to the Representatives and in form and substance satisfactory to the Representatives and Underwriters’ Counsel, confirming that they are independent certified public accountants with respect to the Company and its Subsidiary within the meaning of the Securities Act and the Rules and Regulations, and stating, as of the date of delivery (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters relating to the Registration Statement covered by such letter.

(g)           Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any post-effective amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any Subsidiary or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and the Subsidiary, taken as a whole, including but not limited to the occurrence of any fire, flood, storm, explosion, accident, act of war or terrorism or other calamity, the effect of which, in any such case described above, is, in the sole judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

(h)           Prior to the execution and delivery of this Agreement, the Representatives shall have received a Lock-Up Agreement from each of the Lock-Up Parties, duly executed by the applicable Lock-Up Party, in each case substantially in the form attached as Annex I.

(i)           The Common Stock is registered under the Exchange Act and, as of the Closing Date, the Securities shall be listed and admitted and authorized for trading on the Nasdaq Capital Market and satisfactory evidence of such action shall have been provided to the Representative.  The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the Nasdaq Capital Market, nor has the Company received any information suggesting that the Commission or the Nasdaq Capital Market is contemplating terminating such registration or listing. The Shares shall be DTC eligible.

(j)           FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements. In addition, the Company shall, if requested by the Representatives, make or authorize the Underwriters’ Counsel to make on the Company’s behalf, an Issuer Filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 2710 with respect to the Registration Statement and pay all filing fees required in connection therewith.

(k)           No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

(l)           Prior to the execution and delivery of this Agreement, the Representatives shall have received an executed copy of the Power of Attorney and Custody Agreement.

(m)           The Company shall have furnished the Representatives and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested including without limitation, a certificate of good standing for the Company as of a date no more than three Business Days prior to a Closing Date from the State of Nevada and a certificate of good standing for the Subsidiary as of a date no more than three Business Days prior to a Closing Date from the province of Alberta, Canada.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representatives or to Underwriters’ Counsel pursuant to this Section 6 shall not be reasonably satisfactory in form and substance to the Representatives and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representatives at, or at any time prior to, the consummation of the Closing. Notice of such cancellation shall be given to the Company and the Selling Stockholders in writing or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

7.           Indemnification.

(a)           The Company agrees to indemnify and hold harmless each of the Underwriters (including specifically each person who may be substituted for an Underwriter as provided in Section 9 hereof), and each Person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, the Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Shares (“Marketing Materials”), including any road show or investor presentations made to investors by the Company (whether in person or electronically) or (C) any SEC Reports filed by the Company under the Exchange Act or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in any Marketing Materials or in any SEC Report, in reliance upon and in conformity with the Underwriters’ Information.

(b)           The Selling Stockholders, severally and not jointly, shall indemnify and hold harmless each Underwriter (including specifically each person who may be substituted for an Underwriter as provided in Section 9 hereof), who controls any Underwriter within the meaning of Section 15 of the Act, and each Person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, any Preliminary Prospectus, or the Prospectus.  The liability of each Selling Stockholder under the indemnity agreement contained in this paragraph shall be limited to the net proceeds received by it from the sale of Selling Stockholder Firm Shares and Option Shares under this Agreement.

(c)           Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the Selling Stockholders, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters’ Information; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the Underwriters’ Information.

(d)           Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

8.           Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Sellers and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Sellers, any contribution received by the Sellers from Persons, other than the Underwriters, who may also be liable for contribution, including Persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Sellers and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Sellers and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Sellers and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Sellers and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Sellers bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Sellers and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8: (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each Person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

9.           Underwriter Default.

(a)           If any Underwriter or Underwriters shall default in its or their obligation to purchase the Shares, and if the securities with respect to which such default relates (the “Default Securities”) do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company or the Selling Stockholders, as applicable, that number of Default Securities that bears the same proportion of the total number of Default Securities then being purchased as the number of Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate number of Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Representatives in their sole discretion shall make.

(b)           In the event that the aggregate number of Default Securities exceeds 10% of the number Shares, the Representatives may in their discretion arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Securities on the terms contained herein. In the event that within five calendar days after such a default the Representatives do not arrange for the purchase of the Default Securities as provided in this Section 9, this Agreement shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7, 8, 9 and 11(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c)           In the event that any Default Securities are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives or the Company or, the case of the Option Closing, the Selling Stockholders, shall have the right to postpone the Closing Date for a period, not exceeding five (5) Business Days, in order to effect whatever changes may thereby be necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Shares.

10.           Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Company, the Selling Stockholders and the Underwriters contained in this Agreement or in certificates of the Selling Stockholders or in certificates of officers of the Company or the Subsidiary submitted pursuant hereto, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling Person thereof or by or on behalf of the Company, any of its officers and directors or any controlling Person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The covenants and agreements contained in Sections  5, 7, 8, this Section 10 and Sections 13 and 14 hereof shall survive any termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.  The representations and covenants contained in Sections 2, 3 and 4 hereof shall survive termination of this Agreement if any Shares are purchased pursuant to this Agreement.

11.           Effective Date of Agreement; Termination.

(a)           This Agreement shall become effective upon the later of: (i) receipt by the Representatives and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. Notwithstanding any termination of this Agreement, the provisions of this Section 11 and of Sections 5, 7, 8, 10, 13 and 14, inclusive, shall remain in full force and effect at all times after the execution hereof.  If this Agreement is terminated after any Shares have been purchased hereunder, the provisions of Sections 2, 3 and 4 hereof shall survive termination of this Agreement.

(b)           The Representatives shall have the right to terminate this Agreement at any time prior to the consummation of the Closing if: (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (ii) trading on the NYSE Euronext or the Nasdaq Stock Market shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE Euronext or the Nasdaq Stock Market or by order of the Commission, FINRA or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (iv) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Representatives, is so material and adverse that such event makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Shares on the terms and in the manner contemplated by the Prospectus.

(c)           Any notice of termination pursuant to this Section 11 shall be in writing.

(d)           If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Sections 9(b), 11(b)(i) relating to disruptions in the market for non-Company securities, 11(b)(ii) or 11(b)(iii) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representatives, reimburse the Underwriters for only those out-of-pocket expenses (including the reasonable fees and expenses of their counsel), actually incurred by the Underwriters in connection herewith, less any amounts previously paid by the Company.

12.           Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a)           if sent to the Representatives or any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to Maxim Group LLC, 405 Lexington Avenue, New York, New York 10174, Attention: Clifford A. Teller, Executive Managing Director of Investment Banking, and Chardan Capital Markets LLC, 17 State Street, Suite 1600, New York, New York 10004, Attention: Jonas Grossman, with a copy to Underwriters’ Counsel at Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154 Attention: Mitchell S. Nussbaum, Esq.;

(b)           if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement; and

(c)           if sent to the Selling Stockholders, shall be mailed, delivered or faxed and confirmed in writing to ______________________________________________________.

provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail or facsimile or other form of electronic transmission to such Underwriter at its address set forth in its acceptance facsimile to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

13.           Parties; Limitation of Relationship. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company, the Selling Stockholders and the controlling Persons, directors, officers, employees and agents referred to in Sections 7 and 8 hereof, and their respective successors and assigns, and no other Person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling Persons and their respective successors, officers, directors, heirs and legal representative, and it is not for the benefit of any other Person. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

14.           Governing Law. This Agreement shall be deemed to have been executed and delivered in New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York, without regard to the conflicts of laws principals thereof (other than Section 5-1401 of The New York General Obligations Law). Each of the Underwriters, the Selling Stockholders and the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Underwriters and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding; service of process upon any Selling Stockholder mailed by certified mail to the address of such Selling Stockholder or delivered by Federal Express via overnight delivery to the address of such Selling Stockholder shall be deemed in every respect effective service of process upon such Selling Stockholder, in any such suit, action or proceeding; and service of process upon the Underwriters mailed by certified mail to the Underwriters’ address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon the Underwriter, in any such suit, action or proceeding. THE COMPANY (ON BEHALF OF ITSELF, THE SUBSIDIARY AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.  EACH OF THE SELLING STOCKHOLDERS HEREBY WAIVES ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS

15.           Entire Agreement. This Agreement, together with the schedules and annexes attached hereto and as the same may be amended from time to time in accordance with the terms hereof, contains the entire agreement among the parties hereto relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein.

16.           Severability. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.

17.           Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

18.           Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

19.           No Fiduciary Relationship. The Company and each of the Selling Stockholders hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the offering of the Shares. The Company and each of the Selling Stockholders further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, shareholders, creditors, the Selling Stockholders or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the offering of the Shares, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company and the Selling Stockholders, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company and each of the Selling Stockholders hereby confirms its understanding and agreement to that effect. The Company and each of the Selling Stockholders hereby further confirms its understanding that no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or any of the Selling Stockholders with respect to the Offering contemplated hereby or the offering process leading thereto, including any negotiation related to the pricing of the Shares; and the Company and each of the Selling Stockholders has consulted its own legal and financial advisors to the extent it has deemed appropriate in connection with this Agreement and the Offering. The Company, each of the Selling Stockholders and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company or any of the Selling Stockholders regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company or the Selling Stockholders. The Company and each of the Selling Stockholders hereby waives and releases, to the fullest extent permitted by law, any claims that they may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company or any of the Selling Stockholders in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

20.           Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission or other form of electronic shall constitute valid and sufficient delivery thereof.

21.           Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

22.           Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “Business Day” shall mean any day other than a Saturday, Sunday or any day on which the major stock exchanges in New York, New York are not open for business.

[Signature Pages Follow]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

PROFIRE ENERGY, INC.

By:
Name:
Title: Chief Executive Officer

Selling Stockholders:

By:
Name:

By:
Name:

By:
Name:

Accepted by the Representatives, acting for themselves and as Representatives of the Underwriters named on Schedule A attached hereto, as of the date first written above:

MAXIM GROUP LLC

By:

Name: Clifford A. Teller

Title: Executive Managing Director, Investment Banking

CHARDAN CAPITAL MARKETS LLC

By:

Name: Jonas Grossman

Title: Head of Capital Markets

[Signature Page to Underwriting Agreement]

SCHEDULE A

Name of Underwriter	Number of Firm Shares Being Purchased from the Company	Number of Firm Shares Being Purchased from the Selling Stockholders
Maxim Group LLC
Chardan Capital Market, LLC

SCHEDULE B

SELLING STOCKHOLDERS

Name of Selling Stockholder	Number of Selling S tockholder Firm Shares Being Sold	Number of Option Shares Being Sold

 SCHEDULE C

LOCKUP PARTIES

Brenton W. Hatch

Harold Albert

Andrew W. Limpert

Arlen B. Crouch

Stephen E. Pirnat

Daren J. Shaw

Ronald R. Spoehel

ANNEX I

FORM OF LOCK-UP AGREEMENT

_____, 2014

Maxim Group LLC

405 Lexington Avenue

New York, NY 10174

Chardan Capital Markets, LLC

17 State Street, Suite 1600

New York, NY 10004

As Representatives of the Several Underwriters

Re:           Public Offering of Profire, Inc.

Ladies and Gentlemen:

The undersigned, a holder of shares of common stock, par value $.001 per share (“Common Stock”), or securities convertible into or exercisable for Common Stock or rights to acquire Common Stock, of Profire, Inc (the “Company”) understands that you, as representative (the “Representatives”) of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company, providing for the public offering of Common Stock pursuant to registration statement number 333-196462  (the “Public Offering”) by the several Underwriters named on Schedule I to the Underwriting Agreement (the “Underwriters”), of Common Stock of the Company.  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to enter into the Underwriting Agreement and to proceed with the Public Offering, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees for the benefit of the Company, the Representatives and the other Underwriters that, without the prior written consent of the Representatives, the undersigned will not, during the period beginning on the date hereof and ending on the date which is 180 days after the Closing Date (the “Lock-Up Period”) directly or indirectly, unless otherwise provided herein, (a) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose (each a “Transfer”) of any Relevant Security (as defined below), or (b) establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that Transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein, the term “Relevant Security” means any shares of Common Stock, warrant or option to purchase Common Stock or other security of the Company or any other entity that is convertible into, or exercisable or exchangeable for shares of Common Stock or equity securities of the Company, in each that are owned by the undersigned on the Effective Date or acquired by the undersigned during the Lock-Up Period.

The foregoing restrictions shall not apply to (a) the Transfer by the undersigned in the Public Offering of any Selling Stockholder Firm Shares or Option Shares pursuant to the terms of the Underwriting Agreement, (b) the Transfer by the undersigned during each fiscal quarter within the Lock-Up Period, of Relevant Securities representing no more than one percent (1%) of the Company’s then-outstanding Common Stock (measured as of the date of the Transfer), (c) the exercise of stock options granted pursuant to the Company’s equity incentive plans (whether on a cash or cashless basis) or the conversion or redemption of outstanding convertible securities, provided that the restrictions herein shall apply to any of the Relevant Securities issued upon such exercise, conversion or redemption, as the case may be or (d) Transfers of Relevant Securities: (i) to the spouse or any lineal descendant of the undersigned, (ii) for bona fide financial and estate planning purposes, including, but not limited to, transfers to any trust for the direct or indirect benefit of the undersigned or the spouse or lineal descendent of the undersigned, (iii) by testate succession or intestate succession, or (iv) by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement; provided that in the case of any Transfer pursuant to clause (d), such Transfer does not involve a disposition for value and each donee or distributee shall sign and deliver a lock-up agreement substantially in the form of this agreement.

In addition, the undersigned hereby agrees that, without the prior written consent of the Representatives, during the Lock-Up Period and except with respect to the rights of the undersigned to participate in the Public Offering, the undersigned will not: (i) file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (ii) exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

In addition, to the extent required by applicable law, if: (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last seventeen (17) days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Representative waive, in writing, such extension or the undersigned receives prior written confirmation from the Representatives or the Company that the restrictions imposed herein have expired.

In furtherance of the undersigned’s obligations hereunder, the undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and the transfer of which would be a violation of this lock-up agreement and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities to the extent such transfer would be violation of this lock-up agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement and that this letter agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

The undersigned understands that, if the Underwriting Agreement or the Registration Statement does not become effective, the Company or the Representative informs the other that it does not intend to proceed with the Public Offering, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Firm Shares to be sold thereunder, the undersigned shall be released from all obligations under this letter agreement.

The undersigned, whether or not participating in the Public Offering, understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this letter agreement.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this letter agreement by facsimile or e-mail/.pdf transmission shall be effective as delivery of the original hereof.

Very truly yours,

Name:

ANNEX II

FORM OF U.S. COUNSEL OPINION

(1)           The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, with the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement;

(2)           The Shares to be issued and sold by the Company to the Underwriters pursuant to the Underwriting Agreement have been duly and validly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be duly and validly issued and fully paid and non-assessable and will conform to the descriptions thereof contained in the Registration Statement and the Prospectus; and the issuance of such Shares is not subject to any right of first refusal, preemptive right or similar right;

(4)           The Underwriting Agreement has been duly authorized, executed and delivered by the Company and the Company has all the requisite corporate power and authority to enter into the Underwriting Agreement and to perform its obligations thereunder;

(5)           The Underwriting Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws of general applicability affecting the rights of creditors generally, and (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws in the United States.

(6)           The statements in the Registration Statement and the Prospectus under the headings “Description of Capital Stock” and in the Registration Statement in Part II, Item 15, insofar as such statements purport to summarize legal matters, agreements or documents discussed therein, fairly summarize such legal matters, agreements or documents, in all material respects.

(7)           The execution and delivery by the Company of the Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby including the issuance and sale of the Shares does not conflict with or result in a breach or violation of or default under (i) the Company’s articles of incorporation or bylaws, (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument, included as an exhibit to the Registration Statement or the SEC Reports or (iii) the Nevada Revised Statutes or to our knowledge, any statute, rule, or regulation of any U.S. Federal or New York governmental agency or body, which, in our experience, is typically applicable to transactions of the nature contemplated by the Underwriting Agreement and is applicable to the Company in the case of each of clauses (ii) and (iii) the violation of which would materially and adversely affect the Company.

(8)           No consent, approval, authorization, or order of, or filing (each, a “Consent”) with, any U.S. Federal or New York governmental agency or body, or any Consent under the Nevada Revised Statutes, is required to be obtained or made by the Company in connection with the execution and delivery by the Company of the Underwriting Agreement or the performance by the Company of its obligations thereunder, including the issuance and sale of the Shares being delivered on the Closing Date to the Underwriters, except (i) as may be required under the Securities Act or Exchange Act, (ii) as may be required under state securities laws, as to which we express no opinion, (iii) as may be required under the Financial Industry Regulatory Authority, Inc., rules and regulations, as to which we express no opinion, and (iv) as would not individually or in the aggregate materially and adversely affect the ability of the Company to perform its obligations under the Underwriting Agreement.

(9)           To our knowledge, other than as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is or the subject which, if determined adversely to the Company would have or may reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, shareholders’ equity or results of operations of the Company or would prevent or impair the consummation of the transactions contemplated by the Underwriting Agreement, or which are required to be described in the Registration Statement and the Prospectus

(10)           The Company is not and, after giving effect to the offering and sale of the Shares as contemplated herein and the application of the net proceeds therefrom as described in the Registration Statement and the Prospectus, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940;

(10)           The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the Securities Act; any required filing of the Prospectus pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by Rule 424(b); all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act; and no stop order suspending the effectiveness or use  of the Registration Statement, and the Prospectus has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to our knowledge, threatened by the Commission;

(11)           A notification with respect to the listing of the Shares on The Nasdaq Capital Market has been duly filed with and approved by Nasdaq;

(12)           The Registration Statement, including any information deemed to be part thereof pursuant to Rule 430A under the Securities Act, as of its effective date, and the Prospectus and each supplement thereto, as of their respective dates (and, in each case, other than the financial statements and related schedules, and other financial and statistical data, contained therein or omitted therefrom, as to which we express no opinion or belief), appeared on their face to comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission promulgated thereunder

(13)           To our knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to shares of Common Stock or other securities to include such shares of Common Stock or other securities as part of the offering contemplated hereby.

In addition, although we are not passing upon and do not assume any responsibility for nor have they independently verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, in connection with the preparation of the Registration Statement and the Prospectus, we have participated in conferences with representatives and counsel of the Representatives and with certain officers and employees of, and counsel and independent certified public accountants for, the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and we advise the Underwriters that nothing has come to our attention that would lead us to believe that:

•
as of its effective date, the Registration Statement (other than the financial statements, related schedules and other financial data therein, as to which we do express no opinion), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that,

•
as of the Applicable Time, the Preliminary Prospectus [and any Issuer-Represented Free Writing Prospectus] (other than the financial statements, related schedules and other financial data therein, as to which express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that

•
as of its date or as of the applicable time of delivery, the Prospectus (other than the financial statements, related schedules and other financial data therein, as to which we express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

provided, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements made or the information contained in, incorporated by reference in, or omitted from, the Registration Statement, the Preliminary Prospectus or the Prospectus, and we do not express any view or belief with respect to the financial statements and the related notes thereto or financial schedules or other financial, statistical or accounting data or information or assessments of or reports on the effectiveness of internal control over financial reporting included in, incorporated by reference in, or omitted from, the Registration Statement, the Preliminary Prospectus or the Prospectus.

The purpose of our engagement was not to establish or confirm factual matters set forth in the Registration Statement, the Preliminary Prospectus or the Prospectus, and we have not undertaken any obligation to verify independently any of the factual matters set forth in the Registration Statement, the Preliminary Prospectus or the Prospectus.

ANNEX II

FORM OF CANADIAN COUNSEL OPINION

1.
Profire Combustion, Inc., an Alberta, Canadian corporation (“PC”) has been duly incorporated and is validly existing and in good standing under the laws of Alberta, Canada, with the requisite corporate power to own or lease, as the case may be, and operate its properties, and to conduct its business, as described in the Registration Statement and the Prospectus. 100% of the equity interests of PC are owned by Profire Energy, Inc. (the “Company”), and to our Knowledge, such equity interests are free and clear of all liens, encumbrances, equities or claims.  The Articles of Association formation and organizational documents of PC comply with the requirements of applicable laws and regulations of Alberta, Canada and are in full force and effect.

2.
PC has full corporate right, power and authority to own its properties and conduct its business as currently being carried out and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

3.	PC has not taken any action nor have any steps been taken or legal or administrative proceedings been commenced or threatened for the winding up, dissolution or liquidation of PC.

4.
PC is not currently prohibited, directly or indirectly, by its Articles of Association or its Material Agreements [(as listed on Exhibit A hereto)] from paying any dividends to the Company or making any other distribution on its equity capital ("Distribution"), provided such Distribution is in compliance with the limitations provided under applicable law or repaying to the Company any loans or advances to PC from the Company.

5.	There are no material legal, arbitration or governmental proceedings in progress or pending or, to our Knowledge, threatened, to which PC is a party or of which any property of PC is subject.

6.
The sale of the Shares and the compliance by the Company with the terms of the Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby do not result in any violation of (i) the provisions of the Articles of Association of PC, (ii) any applicable statute of Alberta, Canada, or (iii) to our Knowledge, any order, rule or regulation, of any governmental agency of Alberta, Canada having jurisdiction over PC.  No governmental authorization of any governmental agency in Alberta, Canada is required for the consummation by the Company of the transactions contemplated by the Underwriting Agreement.

The term “Knowledge” as used in this opinion shall mean the actual knowledge of the attorneys who have been directly involved in representing PC after due and reasonable inquiry.